UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Earliest Event Reported: December 9, 2009

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 9, 2009, the United States Department of the Treasury (“Treasury”) closed the secondary public offering of 12,657,960 warrants (the “Warrant Offering”), representing the right to purchase an aggregate of up to that same number of Capital One Financial Corporation’s (“Capital One” or the “Company”) common stock, par value $0.01 per share at an exercise price of $42.13 per share (the “Warrants”), pursuant to an underwriting agreement dated December 3, 2009 (the “Underwriting Agreement”) among the Company, Treasury and Deutsche Bank Securities Inc. as the representative (the “Representative”) of the underwriters. The public offering price and the allocation of the Warrants in this offering were determined by an auction process. The public offering price of the Warrants was equal to the auction clearing price of $11.75. The Company did not receive any of the proceeds of the Warrant Offering. The Warrant Offering was only made under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-159085).

In connection with the Warrant Offering, the Company and certain of its officers and directors have agreed to enter into 45-day “lock-up” agreements in substantially the form included in the Underwriting Agreement and subject to customary exceptions. Additionally, the Company entered into a warrant agreement dated December 3, 2009 (the “Warrant Agreement”) between the Company and Computershare Trust Company, N.A., as warrant agent.

The foregoing description of the Underwriting Agreement, Warrant Agreement, Warrants and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated December 3, 2009, among Capital One Financial Corporation, United States Department of the Treasury, and Deutsche Bank Securities Inc. as Underwriter

4.1	Warrant Agreement, dated December 3, 2009, between Capital One Financial Corporation and Computershare Trust Company, N.A. (incorporated herein by reference to the Exhibit 4.1 of the Company’s Form 8-A filed on December 4, 2009).

4.2	Specimen Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on December 4, 2009)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: December 9, 2009	By:	/S/ JOHN G. FINNERAN, JR.
John G. Finneran, Jr.
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated December 3, 2009, among Capital One Financial Corporation, United States Department of the Treasury, and Deutsche Bank Securities Inc. as Underwriter

4.1	Warrant Agreement, dated December 3, 2009, between Capital One Financial Corporation and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-A filed on December 4, 2009).

4.2	Specimen Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on December 4, 2009)

5.1	Opinion of Gibson, Dunn & Crutcher LLP